UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 24, 2009

LODGENET INTERACTIVE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 8.01. Other Events.
     On June 24, 2009, the Company issued a press release entitled, “LodgeNet Interactive Announces Pricing of Convertible Preferred Stock,” which is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2009	By	/s/	James G. Naro

James G. Naro
	Its		Senior Vice President, General Counsel,
Secretary and Chief Compliance Officer